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                                                              EXHIBIT 23.1



                       CONSENT OF INDEPENDENT AUDITORS



        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 25, 1997 in the Registration Statement
(Form S-3 No. 333-       ) and related Prospectus of Bally Total Fitness
Holding Corporation dated March 27, 1997.



ERNST & YOUNG LLP
Chicago, Illinois
March 27, 1997